UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22011

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	October 31,

Date of reporting period:	April 30, 2019

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

NYSE: EDD

Semi-Annual Report

April 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/closedendfundsshareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2019

Table of Contents

Letter to Stockholders	3
Portfolio of Investments	5
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Statement of Cash Flows	13
Financial Highlights	14
Notes to Financial Statements	15
Portfolio Management	27
Investment Policy	28
Dividend Reinvestment	34
Privacy Notice	35

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2019

Letter to Stockholders (unaudited)

Performance

For the six months ended April 30, 2019, the Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the "Fund") had total returns of 7.76%, based on net asset value, and 12.44% based on market value per share (including reinvestment of distributions), compared to its benchmark, the J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index (the "Index")*, which returned 7.00%. On April 30, 2019, the closing price of the Fund's shares on the New York Stock Exchange was $6.58, representing an 11.9% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Emerging market (EM) domestic debt assets experienced a relief rally in the reporting period after suffering sharp losses over the summer of 2018 as headwinds subsided. While the headwinds dissipated, they neither disappeared nor turned into tailwinds. While the market was not pricing in a recession in the near future, the outlook for global growth continued to darken due to the risks arising from trade disputes emanating from the U.S. and the previous tightening of global financial conditions driven in part by the U.S. Federal Reserve's (Fed) interest rate hikes. The Fed is now perceived to be on hold with regard to rate hikes, and the market began to price in rate cuts to offset weakness in global growth, which could extend the business cycle. Commodity prices started 2019 with broadly positive performance. In particular, there was continued strength in oil prices, with a more mixed picture in precious metals and agricultural commodities. However, the strength in prices appeared to have been driven by supply-side factors rather than increased demand, which would have signaled strength for the economy. Investment flows also started the year strongly, as investors allocated $40 billion into EM fixed income in the year-to-date through April 30, 2019, according to J.P. Morgan. The inflows were roughly split between institutional and retail flows, primarily in favor of hard currency strategies, followed by local currency strategies and then blended strategies.

•  EM domestic debt lagged dollar-denominated sovereign debt over the period but did outpace dollar-denominated EM corporate debt. Performance was driven primarily by local bond performance, which returned 5.78%, while EM currencies strengthened 1.15% versus the U.S. dollar, leading to a total return of 7.00% for the market as measured by the Index for the six-month period.i Bonds from Indonesia, Mexico, the Philippines, South Africa, Nigeria, Chile, Peru, Russia and Thailand outperformed the broader market. Conversely, bonds from Argentina, Turkey, Romania, Brazil, Czech Republic, Poland, Hungary, Malaysia and Colombia lagged the broader market. Argentina and Turkey, both with twin deficits (fiscal and current account) and dependent on external financing, were under pressure in the period as investors lacked faith in their ability to address their economic weakness.

•  Broadly, for the Fund, yield curve/duration positioning contributed to relative performance, while currency positioning was neutral overall. The use of derivatives both contributed and detracted from performance during the period. The primary instruments used were bond futures (U.S. Treasury and German bund) and currency forwards. Bond futures were used to hedge interest rate exposure, and currency forwards were used to hedge or add to currency exposure. The use of leverage, while incurring borrowing costs, did allow the portfolio to invest in higher-performing positions.

•  Duration positioning in Indonesia, Brazil, Egypt, Peru, India, Hungary and Turkey contributed to relative performance in the period, as did currency positioning in Indonesia and Egypt and security selection in Argentina. Conversely, duration positioning in Chile, Thailand, Czech Republic and the Philippines detracted from relative performance.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2019

Letter to Stockholders (unaudited) (cont'd)

Management Strategies

•  Our constructive outlook for EM assets is founded on the following factors. Firstly, first quarter real gross domestic product data releases in both the U.S. and China point to a stabilization in global growth, which could potentially spill over to other countries, thus boosting risky assets in general. Furthermore, this incipient global growth pickup is taking place amid subdued inflationary pressures, implying that key central banks see no pressing need to lessen their dovish stance, and therefore, rendering EM yields more attractive versus the developed world. In addition, uncertainty over trade issues may diminish significantly if ongoing U.S.-China trade talks conclude successfully, despite other matters still pending (most notably, potential U.S. tariffs on cars/aircraft from the European Union and obstacles to the U.S.-Mexico-Canada Agreement trade agreement ratification by national Congresses). Additionally, our U.S. dollar weakness thesis, which has failed to materialize so far this year, could ultimately prove correct, given a dovish Fed and provided that the tentative rebound in Chinese growth can spill over to European and EM economies. We believe this should be supportive of EM currencies. Finally, to the extent that growth stabilizes and eventually accelerates, it should bode well for EM credit, particularly high yield sovereigns, which have underperformed investment grade credits over a one-year period.

•  Notwithstanding our positive outlook, several risks on the horizon prevent us from being uniformly bullish. The most obvious threat is that global growth fails to pick up, which could cause risk aversion to spike and the dollar to strengthen, weighing negatively on EM assets. Similarly, failure to reach an agreement in U.S.-China trade talks could negatively impact global trade flows. EM-specific risks are more balanced. On the positive side, continued economic and diplomatic pressure by the U.S. and its allies on the Maduro regime could eventually open the door to a market-friendly regime change (and debt restructuring) in Venezuela. In Brazil, we remain optimistic about a successful social security reform that, despite some dilution, could achieve sizable savings in the next 10 years. On the negative side, a more pronounced slowdown in China's activity could be detrimental to trade-intensive EM economies. Finally, key elections in South Africa, India and Argentina could put pressure on domestic assets, though we believe broad contagion effects to the entire EM debt universe are likely to be contained.

Sincerely,

John H. Gernon
President and Principal Executive Officer  May 2019

*J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index tracks local currency government bonds issued by emerging markets. It is not possible to invest directly in an Index.

i Source: Bloomberg L.P.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2019

Portfolio of Investments (unaudited)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
FIXED INCOME SECURITIES (92.8%)
Argentina (2.0%)
Corporate Bonds (2.0%)
Autonomous City of Buenos Aires Argentina, BADLAR + 3.25%, 0.00%, 3/29/24 (a)	ARS	92,677	$1,565
Banco Hipotecario SA, 54.00%, 11/7/22 (a)(b)		25,000	492
Provincia de Buenos Aires, BADLAR + 3.83%, 48.50%, 5/31/22 (a)		218,010	3,841
Provincia de Mendoza Argentina, BADLAR + 4.38%, 50.25%, 6/9/21 (a)		172,370	3,119
Tarjeta Naranja SA, BADLAR + 3.50%, 51.58%, 4/11/22 (a)(b)		$5,150	1,650
YPF SA, BADLAR + 4.00%, 48.75%, 7/7/20 (a)(b)		9,137	2,938
			13,605
Brazil (15.1%)
Sovereign (15.1%)
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/21 - 1/1/25	BRL	374,444	100,129
Chile (1.1%)
Sovereign (1.1%)
Bonos de la Tesoreria de la Republica en pesos, 5.00%, 3/1/35	CLP	3,570,000	5,755
Chile Government International Bond, 5.50%, 8/5/20		1,165,000	1,766
			7,521
Colombia (5.5%)
Corporate Bond (0.2%)
Fideicomiso PA Costera, 6.25%, 1/15/34 (b)	COP	4,979,415	1,592
	Face Amount (000)		Value (000)
Sovereign (5.3%)
Colombia Government International Bond, 9.85%, 6/28/27	COP	1,466,000	$562
Colombian TES, Series B 6.00%, 4/28/28		15,000,000	4,467
7.75%, 9/18/30		16,848,100	5,593
10.00%, 7/24/24		44,128,500	16,126
11.00%, 7/24/20		5,087,000	1,694
Financiera de Desarrollo Territorial SA Findeter, 7.88%, 8/12/24 (b)		21,492,000	6,890
			35,332
			36,924
Dominican Republic (0.1%)
Sovereign (0.1%)
Dominican Republic International Bond, 8.90%, 2/15/23 (b)	DOP	22,000	435
Georgia (0.8%)
Corporate Bond (0.8%)
Bank of Georgia JSC, 11.00%, 6/1/20 (b)	GEL	14,300	5,313
Hungary (2.4%)
Sovereign (2.4%)
Hungary Government Bond, 3.00%, 10/27/27	HUF	1,111,590	3,908
5.50%, 6/24/25		2,992,920	12,236
			16,144
India (3.3%)
Sovereign (3.3%)
India Government Bond, 8.40%, 7/28/24	INR	1,445,000	21,650
Indonesia (10.0%)
Sovereign (10.0%)
Indonesia Treasury Bond, 8.38%, 3/15/34	IDR	291,441,000	20,733
8.75%, 5/15/31		412,855,000	30,523
9.00%, 3/15/29		204,725,000	15,509
			66,765

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2019

Portfolio of Investments (unaudited) (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
Malaysia (5.0%)
Sovereign (5.0%)
Malaysia Government Bond, 3.96%, 9/15/25	MYR	27,854	$6,799
4.18%, 7/15/24		86,575	21,382
4.23%, 6/30/31		19,500	4,776
			32,957
Mexico (10.5%)
Sovereign (10.5%)
Mexican Bonos, Series M 6.50%, 6/10/21	MXN	97,360	4,992
7.50%, 6/3/27		473,072	24,088
7.75%, 5/29/31		113,776	5,777
Petroleos Mexicanos,(Units) 7.65%, 11/24/21 (b)(c)		704,300	35,111
			69,968
Peru (4.3%)
Sovereign (4.3%)
Peru Government Bond, (Units) 6.15%, 8/12/32 (b)	PEN	20,660	6,590
6.35%, 8/12/28		40,000	13,179
Peruvian Government International Bond, (Units) 5.70%, 8/12/24 (b)(c)		14,001	4,518
6.35%, 8/12/28 (c)		13,700	4,514
			28,801
Poland (10.6%)
Sovereign (10.6%)
Poland Government Bond, 5.25%, 10/25/20	PLN	62,398	17,201
Republic of Poland Government Bond, 2.50%, 7/25/27		14,500	3,700
3.25%, 7/25/25		29,850	8,114
5.75%, 9/23/22		141,500	41,551
			70,566
Romania (1.1%)
Sovereign (1.1%)
Romania Government Bond, 4.75%, 2/24/25	RON	24,920	5,944
5.80%, 7/26/27		6,090	1,533
			7,477
	Face Amount (000)		Value (000)
Russia (5.7%)
Sovereign (5.7%)
Russian Federal Bond - OFZ, 6.90%, 5/23/29	RUB	739,000	$10,588
7.00%, 8/16/23		324,387	4,896
7.10%, 10/16/24		500,000	7,511
8.15%, 2/3/27		961,800	15,133
			38,128
South Africa (6.3%)
Sovereign (6.3%)
Republic of South Africa Government Bond, 8.25%, 3/31/32	ZAR	37,242	2,392
8.75%, 1/31/44		260,000	16,417
South Africa Government Bond, 6.75%, 3/31/21		27,740	1,937
7.25%, 1/15/20		24	2
7.75%, 2/28/23		54,000	3,780
8.00%, 1/31/30		268,450	17,348
			41,876
Thailand (5.4%)
Sovereign (5.4%)
Thailand Government Bond, 3.63%, 6/16/23	THB	580,000	19,309
3.85%, 12/12/25		477,460	16,397
			35,706
Turkey (1.9%)
Sovereign (1.9%)
Turkey Government Bond, 7.10%, 3/8/23	TRY	19,550	2,018
8.00%, 3/12/25		24,250	2,446
9.20%, 9/22/21		22,000	2,830
10.50%, 1/15/20		20,225	3,117
11.00%, 2/24/27		19,456	2,175
			12,586
Uruguay (1.7%)
Sovereign (1.7%)
Uruguay Government International Bond, 8.50%, 3/15/28 (b)	UYU	69,890	1,726
9.88%, 6/20/22 (b)		304,500	8,728
9.88%, 6/20/22		17,260	495
			10,949
TOTAL FIXED INCOME SECURITIES (Cost $730,958)			617,500

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2019

Portfolio of Investments (unaudited) (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
SHORT-TERM INVESTMENTS (7.2%)
U.S. Treasury Security (1.3%)
U.S. Treasury Bill, 2.49%, 8/22/19 (Cost $8,491) (d)		$8,556	$8,492
	Shares
Investment Company (1.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note F) (Cost $12,308)		12,308,010	12,308
	Face Amount (000)
Egypt (3.2%)
Sovereign (3.2%)
Egypt Treasury Bills, 17.50%, 9/10/19	EGP	156,575	8,612
17.58%, 9/10/19		233,425	12,840
			21,452
Nigeria (0.8%)
Sovereign (0.8%)
Nigeria Treasury Bills, 14.34%, 2/27/20	NGN	476,173	1,181
14.66%, 2/27/20		577,179	1,432
15.08%, 2/27/20		1,068,648	2,650
			5,263
TOTAL SOVEREIGN (Cost $26,332)			26,715
TOTAL SHORT-TERM INVESTMENTS (Cost $47,131)			47,515
TOTAL INVESTMENTS (100.0%) (Cost $778,089) (e)(f)			665,015
LIABILITIES IN EXCESS OF OTHER ASSETS			(170,955)
NET ASSETS			$494,060

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Floating or variable rate securities: The rates disclosed are as of April 30, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Consists of one or more classes of securities traded together as a unit.

(d)  Rate shown is the yield to maturity at April 30, 2019.

(e)  Securities are available for collateral in connection with open foreign currency forward exchange contracts and futures contract.

(f)  At April 30, 2019, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $9,754,000 and the aggregate gross unrealized depreciation is approximately $121,139,000, resulting in net unrealized depreciation of approximately $111,385,000.

BADLAR  Buenos Aires Deposits of Large Amount Rate.

OFZ  Obilgatsyi Federal'novo Zaima (Russian Federal Loan Obligation).

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2019

Portfolio of Investments (unaudited) (cont'd)

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at April 30, 2019:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International	BRL	188,338		$47,737	5/3/19	$(295)
Goldman Sachs International		$47,362	BRL	188,338	5/3/19	670
State Street Bank and Trust Co.	BRL	188,338		$49,853	5/3/19	1,821
State Street Bank and Trust Co.		$47,737	BRL	188,338	5/3/19	295
Goldman Sachs International	BRL	188,338		$47,243	6/4/19	(671)
Barclays Bank PLC	RUB	112,000		$1,713	6/28/19	(5)
BNP Paribas SA	COP	8,730,000		$2,804	6/28/19	112
BNP Paribas SA	HUF	1,090,000		$3,976	6/28/19	186
BNP Paribas SA	PLN	68,000		$18,142	6/28/19	319
BNP Paribas SA		$11,383	CLP	7,565,000	6/28/19	(218)
BNP Paribas SA		$2,146	THB	68,000	6/28/19	(13)
Goldman Sachs International	MXN	415,300		$21,735	6/28/19	27
HSBC Bank PLC		$518	MXN	10,000	6/28/19	5
JPMorgan Chase Bank NA		$10,920	CZK	245,250	6/28/19	(172)
UBS AG	INR	1,577,670		$22,593	6/28/19	69
UBS AG	MYR	15,000		$3,688	6/28/19	64
UBS AG	MYR	4,400		$1,055	6/28/19	(9)
UBS AG		$4,800	RON	20,110	6/28/19	(67)
						$2,118

Futures Contract:

The Fund had the following futures contract open at April 30, 2019:

	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Depreciation (000)
Short:
German Euro Bund	150	Jun-19	(15,000)	$(27,812)	$(429)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2019

Portfolio of Investments (unaudited) (cont'd)

ARS —  Argentine Peso

BRL —  Brazilian Real

CLP —  Chilean Peso

COP —  Colombian Peso

CZK —  Czech Koruna

DOP —  Dominican Peso

EGP —  Egyptian Pound

GEL —  Georgian Lari

HUF —  Hungarian Forint

IDR —  Indonesian Rupiah

INR —  Indian Rupee

MXN —  Mexican Peso

MYR —  Malaysian Ringgit

NGN —  Nigerian Naira

PEN —  Peruvian Nuevo Sol

PLN —  Polish Zloty

RON —  Romanian New Leu

RUB —  Russian Ruble

THB —  Thai Baht

TRY —  Turkish Lira

USD —  United States Dollar

UYU —  Uruguay Peso

ZAR —  South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Sovereign	89.8%
Short-Term Investments	7.1
Other*	3.1
Total Investments	100.0	%**

*    Industries and/or investment types representing less than 5% of total investments.

**  Does not include an open short futures contract with a value of approximately $27,812,000 and total unrealized depreciation of approximately $429,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $2,118,000.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2019

Financial Statements

Statement of Assets and Liabilities	April 30, 2019 (unaudited) (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $765,781)	$652,707
Investment in Security of Affiliated Issuer, at Value (Cost $12,308)	12,308
Total Investments in Securities, at Value (Cost $778,089)	665,015
Foreign Currency, at Value (Cost $6,871)	6,951
Interest Receivable	15,886
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	3,568
Receivable for Variation Margin on Futures Contract	371
Receivable from Affiliate	32
Tax Reclaim Receivable	15
Due from Broker	9
Dividends Receivable	7
Other Assets	120
Total Assets	691,974
Liabilities:
Payable for Line of Credit	194,861
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	1,450
Due to Broker	722
Payable for Advisory Fees	581
Payable for Custodian Fees	77
Payable for Professional Fees	74
Payable for Administration Fees	47
Deferred Capital Gain Country Tax	39
Payable for Stockholder Servicing Agent Fees	2
Other Liabilities	61
Total Liabilities	197,914
Net Assets
Applicable to 66,140,284 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$494,060
Net Asset Value Per Share	$7.47
Net Assets Consist of:
Common Stock	$661
Paid-in-Capital	739,483
Total Accumulated Loss	(246,084)
Net Assets	$494,060

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2019

Financial Statements (cont'd)

Statement of Operations	Six Months Ended April 30, 2019 (unaudited) (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $1,203 of Foreign Taxes Withheld)	$26,969
Dividends from Security of Affiliated Issuer (Note F)	193
Total Investment Income	27,162
Expenses:
Interest Expense on Line of Credit (Note G)	4,174
Advisory Fees (Note B)	3,594
Administration Fees (Note C)	287
Custodian Fees (Note D)	193
Professional Fees	65
Stockholder Reporting Expenses	29
Directors' Fees and Expenses	8
Stockholder Servicing Agent Fees	5
Other Expenses	117
Total Expenses	8,472
Rebate from Morgan Stanley Affiliate (Note F)	(17)
Net Expenses	8,455
Net Investment Income	18,707
Realized Gain (Loss):
Investments Sold (Net of $48 of Capital Gain Country Tax)	(9,562)
Foreign Currency Forward Exchange Contracts	465
Foreign Currency Translation	(8,822)
Futures Contracts	(1,115)
Net Realized Loss	(19,034)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $13)	29,617
Foreign Currency Forward Exchange Contracts	6,057
Foreign Currency Translation	231
Futures Contracts	(1,501)
Net Change in Unrealized Appreciation (Depreciation)	34,404
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	15,370
Net Increase in Net Assets Resulting from Operations	$34,077

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2019

Financial Statements (cont'd)

Statements of Changes in Net Assets	Six Months Ended April 30, 2019 (unaudited) (000)	Year Ended October 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$18,707	$45,200
Net Realized Loss	(19,034)	(25,673)
Net Change in Unrealized Appreciation (Depreciation)	34,404	(77,660)
Net Increase (Decrease) in Net Assets Resulting from Operations	34,077	(58,133)
Dividends and Distributions to Stockholders	(19,854)	(13,481)
Paid-in-Capital	—	(26,515)
Capital Share Transactions:
Repurchase of Shares (276,728 and 708,788 shares)	(1,797)	(5,272)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(1,797)	(5,272)
Total Increase (Decrease)	12,426	(103,401)
Net Assets:
Beginning of Period	481,634	585,035
End of Period	$494,060	$481,634

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2019

Financial Statements (cont'd)

Statement of Cash Flows	Six Months Ended April 30, 2019 (unaudited) (000)
Cash Flows From Operating Activities:
Net Increase in Net Assets Resulting from Operations	$34,077
Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Proceeds from (Payments on) Sales and Maturities of Long-Term Investments	122,746
Proceeds from (Payments on) Foreign Currency Forward Exchange Contracts, Foreign Currency Transactions, Futures Contracts and Swap Agreements	(10,742)
Proceeds from (Payments on) Purchases of Long-Term Investments	(65,312)
Net (Increase) Decrease in Short-Term Investments	(11,716)
Net (Increase) Decrease in Foreign Currency Holdings	7,546
Net (Increase) Decrease in Receivable for Variation Margin on Futures Contracts	731
Net (Increase) Decrease in Interest Receivable	(1,449)
Net (Increase) Decrease in Receivables Related to Operations	(93)
Net Increase (Decrease) in Advisory Fees Payable	(26)
Net Increase (Decrease) in Interest Payable	(24)
Net Increase (Decrease) in Payables Related to Operations	(468)
Net Realized (Gain) Loss for Investments Sold, Foreign Currency Forward Exchange Contracts, Foreign Currency Translation, Futures Contracts and Swap Agreements	19,034
Net Change in Unrealized Appreciation (Depreciation) for Investments, Foreign Currency Forward Exchange Contracts, Foreign Currency Translation and Futures Contracts	(34,404)
Accretion/Amortization of Discounts and Premiums	(2,546)
Net Cash Provided by (Used for) Operating Activities	57,354
Cash Flows From Financing Activities:
Cash Payments for Line of Credit	(35,000)
Cash Paid for Repurchase of Shares	(1,797)
Cash Distribution Paid	(19,854)
Net Cash Provided by (Used for) Financing Activities	(56,651)
Net Increase (Decrease) in Cash	703
Cash at Beginning of Period	(703)
Cash at End of Period	$—
Supplemental Disclosure of Cash Flow Information:
Interest Paid on Line of Credit during the Period	$4,198

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2019

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended April 30, 2019		Year Ended October 31,
	(unaudited)		2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$7.25		$8.72		$8.93		$8.96		$13.67		$16.45
Net Investment Income(2)	0.28		0.68		0.63		0.78		0.80		0.94
Net Realized and Unrealized Gain (Loss)	0.24		(1.56)		(0.18)		(0.07)		(4.64)		(2.11)
Total from Investment Operations	0.52		(0.88)		0.45		0.71		(3.84)		(1.17)
Distributions from and/or in excess of:
Net Investment Income	(0.30)		(0.20)		—		—		—		(0.49)
Net Realized Gain	—		—		—		—		—		(0.51)
Return of Capital	—		(0.40)		(0.66)		(0.76)		(0.91)		(0.65)
Total Distributions	(0.30)		(0.60)		(0.66)		(0.76)		(0.91)		(1.65)
Anti-Dilutive Effect of Share Repurchase Program	0.00	(3)	0.01		—		0.02		0.04		0.04
Net Asset Value, End of Period	$7.47		$7.25		$8.72		$8.93		$8.96		$13.67
Per Share Market Value, End of Period	$6.58		$6.12		$7.84		$7.87		$7.54		$11.96
TOTAL INVESTMENT RETURN:(4)
Market Value	12.44	%(7)	(15.32)%		8.26%		15.59%		(30.35)%		(5.52)%
Net Asset Value	7.76	%(7)	(9.81)%		6.12%		10.37%		(27.58)%		(5.80)%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$494,060		$481,634		$585,035		$599,119		$608,987		$954,468
Ratio of Expenses to Average Net Assets	2.35	%(5)(8)	3.11	%(5)	2.80	%(5)	2.60	%(5)	2.44	%(5)	2.20	%(5)
Ratio of Expenses to Average Net Assets Excluding Interest Expense	1.18	%(5)(8)	1.72	%(5)	1.74	%(5)	1.76	%(5)	1.74	%(5)	1.63	%(5)
Ratio of Net Investment Income to Average Net Assets	5.19	%(5)(8)	8.06	%(5)	7.24	%(5)	8.89	%(5)	7.37	%(5)	6.30	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)(8)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	10	%(7)	20%		54%		80%		36%		107%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Fund. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund. Total returns are based upon the market value and net asset value on the last business day of each period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2019

Notes to Financial Statements (unaudited)

The Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the "Fund") was incorporated in Maryland on January 25, 2007 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund applies investment company accounting and reporting guidance. The Fund's primary investment objective is to seek a high level of current income, with a secondary investment objective of long-term capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its managed assets in emerging markets domestic debt. The Fund's investment process incorporates information about environmental, social and governance issues (also referred to as ESG) via an integrated approach within the investment team's fundamental investment analysis framework. Morgan Stanley Investment Management Inc. (the "Adviser") may engage with management of certain issuers regarding corporate governance practices as well as what the Fund's Adviser deems to be materially important environmental and/or social issues facing a company. To the extent the Fund invests in derivative instruments that the Adviser believes have economic characteristics similar to such securities, such investments will be counted for purposes of meeting the Fund's investment objective. To the extent the Fund makes such investments, the Fund will be subject to the risk of such derivative instruments as described herein.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with United States ("U.S.") generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures

Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service/vendor. The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2019

Notes to Financial Statements (unaudited) (cont'd)

faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (3) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

  The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and,

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2019

Notes to Financial Statements (unaudited) (cont'd)

if necessary, available information concerning other securities in similar circumstances.

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  The following is a summary of the inputs used to value the Fund's investments as of April 30, 2019:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$20,510	$—	$20,510
Sovereign	—	596,990	—	596,990
Total Fixed Income Securities	—	617,500	—	617,500
Short-Term Investments
U.S. Treasury Security	—	8,492	—	8,492
Investment Company	12,308	—	—	12,308
Sovereign	—	26,715	—	26,715
Total Short-Term Investments	12,308	35,207	—	47,515
Foreign Currency Forward Exchange Contracts	—	3,568	—	3,568
Total Assets	$12,308	$656,275	$—	$668,583
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Liabilities:
Foreign Currency Forward Exchange Contracts	$—	$(1,450)	$—	$(1,450)
Futures Contract	(429)	—	—	(429)
Total Liabilities	(429)	(1,450)	—	(1,879)
Total	$11,879	$654,825	$—	$666,704

  Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2019

Notes to Financial Statements (unaudited) (cont'd)

included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of securities and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the U.S. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

  Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements,

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2019

Notes to Financial Statements (unaudited) (cont'd)

pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

  Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

  Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

  Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2019

Notes to Financial Statements (unaudited) (cont'd)

equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

  FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

  The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of April 30, 2019:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$3,568
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(1,450)
Futures Contract	Variation Margin on Futures Contract	Interest Rate Risk	(429	)(a)
Total			$(1,879)

  (a)This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

  The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended April 30, 2019 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$465
Interest Rate Risk	Futures Contracts	(1,115)
Total		$(650)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$6,057
Interest Rate Risk	Futures Contracts	(1,501)
Total		$4,556

  At April 30, 2019, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the
Statement of Assets and Liabilities

Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$3,568	$(1,450)

  (b)Excludes exchange-traded derivatives.

  (c)Absent an event of default or early termination, over-the-counter ("OTC") derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

  The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2019

Notes to Financial Statements (unaudited) (cont'd)

("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

  The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of April 30, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)(d)	Net Amount (not less than $0) (000)
BNP Paribas SA	$617	$(231)	$(386)	$0
Goldman Sachs International	697	(697)	—	0
HSBC Bank PLC	5	—	—	5
State Street Bank and Trust Co.	2,116	—	—	2,116
UBS AG	133	(76)	(57)	0
Total	$3,568	$(1,004)	$(443)	$2,121

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)(d)	Net Amount (not less than $0) (000)
Barclays Bank PLC	$5	$—	$—	$5
BNP Paribas SA	231	(231)	—	0
Goldman Sachs International	966	(697)	—	269
JPMorgan Chase Bank NA	172	—	(172)	0
UBS AG	76	(76)	—	0
Total	$1,450	$(1,004)	$(172)	$274

  (d)In some instances, the actual collateral received or pledged may be more than the amount shown here due to overcollateralization.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2019

Notes to Financial Statements (unaudited) (cont'd)

  For the six months ended April 30, 2019, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:

Average monthly principal amount	$379,131,000

Futures Contracts:

Average monthly notional value	$51,586,000

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Stockholders: Dividends and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

7.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Dividends and distributions are recorded on the ex-dividend date (except for certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.  Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement,

calculated weekly and payable monthly, at an annual rate of 1.00% of the Fund's average weekly managed assets.

C.  Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average weekly managed assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees: State Street (the "Custodian") and its affiliates serve as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2019

Notes to Financial Statements (unaudited) (cont'd)

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended October 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Paid-in- Capital (000)	Paid-in- Capital (000)
$13,481	$26,515	$44,303

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions, the timing of the deductibility of certain expenses and the recognition of premium amortization.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, premium amortization adjustments for certain securities sold and a net operating loss, resulted in the following reclassifications among the components of net assets at October 31, 2018:

Total Distributable Earnings (Loss) (000)	Paid-in- Capital (000)
$25,280	$(25,280)

At October 31, 2018, the Fund had no distributable earnings on a tax basis.

At October 31, 2018, the Fund had available for federal income tax purposes unused short term and long term capital losses of approximately $5,448,000 and $62,544,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

The amount of net investment income to be paid by the Fund is determined in accordance with federal income tax regulations. It is possible that all or a portion of the Fund's fiscal year 2019 dividend may be a return of capital and that determination cannot yet be made.

F.  Security Transactions and Transactions with Affiliates: For the six months ended April 30, 2019, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $65,312,000 and $121,065,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended April 30, 2019.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2019

Notes to Financial Statements (unaudited) (cont'd)

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended April 30, 2019, advisory fees paid were reduced by approximately $17,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the six months ended April 30, 2019 is as follows:

Affiliated Investment Company	Value October 31, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$2,481	$97,818	$87,991	$193
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value April 30, 2019 (000)
Liquidity Funds	$—	$—	$12,308

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended April 30, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

G.  Credit Facility: The Fund will use the proceeds from the use of leverage to purchase additional securities consistent with the Fund's investment objectives, policies and strategies. The Fund has entered into an agreement with State Street as Administrative Agent and sole lender to provide a revolving line of credit facility ("Facility") in the amount of $400,000,000. The loans under the Facility will bear interest at the rate of LIBOR for the applicable interest period plus a spread. The Facility also has a commitment fee of 0.10% of the unused portion of the Facility. The average borrowings and interest rate for the six months ended April 30, 2019 were approximately $221,955,000 and 3.74%, respectively. During the same period, the Fund incurred approximately $4,174,000 in interest expense associated with the outstanding loans.

H.  Other: As permitted by the Fund's offering prospectus, on January 10, 2008, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their NAV. During the six months ended April 30, 2019, the Fund repurchased 276,728 of its shares at an average discount of 14.40% from NAV. Since the inception of the program, the Fund has repurchased 7,177,452 of its shares at an average discount of 14.77% from NAV. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2019

Notes to Financial Statements (unaudited) (cont'd)

foregoing objectives, subject to review by the Directors. You can access information about the monthly share repurchase results through Morgan Stanley Investment Management's website: www. morganstanley.com/im/closedendfundsshareholderreports.

At April 30, 2019, the Fund did not have record owners of 10% or greater.

I.  Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its Semi-Annual and Annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The Semi-Annual reports and the Annual reports are filed electronically with the SEC on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im/closedendfundsshareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov).

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by providing the information on its public website, www.morganstanley.com/im/closedendfundsshareholderreports. The Fund provides a complete schedule of portfolio holdings on the public website on a monthly basis at least 15 calendar days after month end and under other conditions as described in the Fund's policy on portfolio holdings disclosure. You may obtain copies of the Fund's monthly website postings by calling toll free 1(800) 231-2608.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2019

Notes to Financial Statements (unaudited) (cont'd)

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 231-2608 or by visiting our website at www.morganstanley.com/im/closedendfundsshareholderreports. This information is also available on the SEC's web site at www.sec.gov.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2019

Portfolio Management (unaudited)

The Fund is managed by members of the Emerging Markets Debt team. The team consists of portfolio managers, analysts and traders. The members of the team jointly and primarily responsible for the day-to-day management of the Fund are Eric J. Baurmeister, a Managing Director of the Adviser, Warren Mar, a Managing Director of the Adviser and Sahil Tandon, an Executive Director of the Adviser. Mr. Baurmeister has been associated with the Adviser in an investment management capacity since 1997. Mr. Baurmeister began managing the Fund at its inception. Mr. Mar has been associated with the Adviser in an investment management capacity since August 2012. Prior to August 2012, Mr. Mar was the global head of Emerging Markets Corporate Research & Strategy at J.P. Morgan Chase from April 2004 to August 2012. Mr. Tandon has been associated with the Adviser in an investment management capacity since 2004.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2019

Investment Policy (unaudited)

Derivatives

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. In addition, proposed regulatory changes by the Securities and Exchange Commission ("SEC") relating to a mutual fund's use of derivatives could potentially limit or impact the Fund's ability to invest in derivatives and adversely affect the value or performance of the Fund or its derivative investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objective, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. The Fund may also invest in non-deliverable foreign currency forward exchange contracts ("NDFs"). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2019

Investment Policy (unaudited) (cont'd)

or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency contracts create exposure to currencies in which the Fund's securities are not denominated. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Loan Participation Notes. The Fund may invest in loan participation notes ("LPNs"), which are interests in loans or other direct debt instruments relating to amounts owed by a corporate, governmental or other borrower to another party. LPNs are notes issued through a special purpose vehicle for the purpose of funding or acquiring a loan to final obligor. LPNs are subject to the same risks as other debt obligations, which may include credit risk, interest rate risk, liquidity risk and market risk. LPNs have limited recourse to the issuer, to the extent of the amount received by the issuer from the ultimate borrower in paying the principal and interest amounts as defined under the loan agreement. The Fund may be exposed to the credit risk of both the lender and the borrower, and may not benefit from any collateral supporting the underlying loan.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument or foreign currency at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency or futures contract on the underlying instrument or foreign currency at an agreed-upon price typically in exchange for a premium received by the Fund. When options are purchased over-the-counter ("OTC"), the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2019

Investment Policy (unaudited) (cont'd)

investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Swaps. The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non- performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps." Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event of the issuer of the referenced debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

Special Risks Related to Cyber Security

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund's operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2019

Investment Policy (unaudited) (cont'd)

its stockholders, potentially resulting in, among other things, financial losses; the inability of Fund stockholders to transact business and the Fund to process transactions; inability to calculate the Fund's NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund's investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Foreign and Emerging Market Securities

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund's investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Fund's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2019

Investment Policy (unaudited) (cont'd)

Chinese Fixed-Income Investments

The Fund may invest in Chinese fixed-income securities traded in the China Interbank Bond Market ("CIBM") through the Bond Connect program ("Bond Connect"), which allows non-Chinese-domiciled investors (such as the Fund) to purchase certain fixed-income investments available in China's interbank bond market. Bond Connect utilizes the trading infrastructure of both Hong Kong and China. Bond Connect therefore is not available when there are trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when the Fund is unable to add to or exit its position. Securities offered via Bond Connect may lose their eligibility for trading through the program at any time, in which case they may be sold but could no longer be purchased through Bond Connect. Because Bond Connect is relatively new, its effects on the Chinese interbank bond are uncertain. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading via Bond Connect could be disrupted, adversely affecting the ability of the Fund to acquire or dispose of securities through Bond Connect in a timely manner, which in turn could adversely impact the Fund's performance.

Bond Connect is subject to regulation by both Hong Kong and China. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In China, Bond Connect securities are held on behalf of ultimate investors (such as the Fund) by the Hong Kong Monetary Authority Central Money Markets Unit via accounts maintained with China's two clearinghouses for fixed-income securities. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Bond Connect securities, the law surrounding such rights continues to develop, and the mechanisms that beneficial owners may use to enforce their rights are untested and therefore pose uncertain risks, with legal and regulatory risks potentially having retroactive effect. Further, courts in China have limited experience in applying the concept of beneficial ownership, and the law surrounding beneficial ownership will continue to evolve as they do so. There is accordingly a risk that, as the law is tested and developed, the Fund's ability to enforce its ownership rights may be negatively impacted, which could expose the Fund to the risk of loss on such investments. The Fund may not be able to participate in corporate actions affecting Bond Connect securities due to time constraints or for other operational reasons, and payments of distributions could be delayed. Market volatility and potential lack of liquidity due to low trading volume of certain bonds may result in prices of those bonds fluctuating significantly; in addition, the bid-ask spreads of the prices of such securities may be large, and the Fund may therefore incur significant costs and suffer losses when selling such investments. More generally, bonds traded in CIBM may be difficult or impossible to sell, which could further impact the Fund's ability to acquire or dispose of such securities at their expected prices. Bond Connect trades are settled in Renminbi (RMB), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed. Moreover, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules. Finally, uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for the Fund. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

Environmental, Social and Governance Issues

The Fund's investment process incorporates information about environmental, social and governance issues (also referred to as ESG) via an integrated approach within the investment team's fundamental investment analysis framework. The Fund's Adviser may engage with management of certain issuers regarding corporate governance practices as well as what the Fund's Adviser deems to be materially important environmental and/or social issues facing a company.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2019

Investment Policy (unaudited) (cont'd)

Temporary Investments

The investment policies, limitations or practices of the Fund may not apply during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, political or other conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions or increased governmental intervention in the markets or industries. During such periods, the Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time. During such periods, the Fund may, for temporary defensive purposes, reduce its holdings in debt obligations of issuers located in emerging markets countries that are denominated in the local currency and invest in certain liquid short-term (less than one year to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of (a) obligations of the U.S., emerging market or other foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any other currency issued by various governments or international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of United States, emerging market or other foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities. The Fund intends to invest for temporary defensive purposes only in short-term and medium-term debt securities that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for debt securities in certain emerging market countries in which the Fund may invest).

Pricing of Securities

Certain of the Fund's securities may be valued by an outside pricing service approved by the Board. The pricing service/vendor may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service. Pricing services value securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Determination of NAV

The Fund determines the NAV per share as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business. Shares generally will not be priced on days that the NYSE is closed, although shares may be priced on such days if the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets remain open for all or part of the day. On any business day when SIFMA recommends that the bond markets close early, the Fund reserves the right to price its shares at or prior to the SIFMA recommended closing time. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to price its shares on days when the NYSE is closed but the primary securities markets on which the Fund's securities trade remain open.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2019

Dividend Reinvestment Plan (unaudited)

Pursuant to the Dividend Reinvestment Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares.

Dividend and capital gain distributions (Distribution) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have Distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1 (800) 231-2608

Privacy Notice (unaudited)

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Privacy Notice (unaudited) (cont'd)

Who we are
Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")
What we do
How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Privacy Notice (unaudited) (cont'd)

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent, Chair of the Board
W. Allen Reed

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Michael J. Key
Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im/closedendfundsshareholderreports. All investments involve risks, including the possible loss of principal.

© 2019 Morgan Stanley

CEEDDSAN
2567398 EXP. 06.30.2020

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
November 2018	129,684		N/A	N/A
December 2018	67,280		N/A	N/A
January 2019	—		N/A	N/A
February 2019	79,764		N/A	N/A
March 2019	—		N/A	N/A
April 2019	—		N/A	N/A
Total	276,728	$6.49	N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
June 18, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
June 18, 2019

/s/ Francis Smith
Francis Smith
Principal Financial Officer
June 18, 2019